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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549

                                 Amendment #1
                                      To

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       October 24, 1997
                                                 --------------------------

                         IMTEK OFFICE SOLUTIONS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                 33-24464-NY               11-2958856
 ----------------------------      -----------          -------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)             File No.)           Identification No.)

             8028 RITCHIE HIGHWAY, SUITE 208, PASADENA, MD. 21122
             ----------------------------------------------------

Registrant's telephone number, including area code      (410) 768-9700
                                                   ------------------------




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Item 4        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

        On October 25, 1997, the company dismissed its independent accountant, Grant Schwartz & Associates, CPA's and engaged a new independent accountant, Rosenberg, Rich, Baker, Berman & Company to audit the financial statements for the fiscal year ended September 30, 1997. The decision to change accountants was approved by the company's board directors.

        The reports on the financial statements of the company for the past two years do not contain any adverse opinion or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        This change in the company's accountants was due to the relocation of the company's headquarters to Severn Park, Maryland. There were no disagreements with Grant Schwartz & Associates, CPA's on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               IMTEK OFFICE SOLUTIONS, INC.

                                               By: /s/ EDWIN C. HIRSCH
                                                  --------------------
October 25, 1997                                  Edwin C. Hirsch
                                                  President










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